UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2016

Ultratech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 321-8835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2016, the board of directors (the “Board”) of Ultratech, Inc., a Delaware corporation (the “Company”), approved and adopted, effective on that date, an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”). The Amendment is attached hereto as Exhibit 3.1.

The Amendment amended the first sentence of Article III, Section 3.8 of the Bylaws in its entirety to read as follows:

“Special meetings of the board of directors may be held at such time and at such place, within or without the State of Delaware, whenever called by the chairman of the board, the chief executive officer, the Secretary or a majority of the board of directors.”

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were voted upon by the stockholders at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) held on July 19, 2016. The Company’s total number of shares outstanding as of the May 25, 2016 record date was 26,728,368.

1.	The following persons were nominated for election at the Annual Meeting, and the seven nominees who received the most “for” votes were elected as members of the Board to serve for a term ending upon the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified. The voting results are as follows:

	Votes for	Votes withheld	Abstentions	Broker Non-Votes
Arthur W. Zafiropoulo	23,977,473	144,504	0	400,625
Ronald Black	15,164,356	4,054,363	0	400,625
Michael Child	23,923,885	198,092	0	400,625
Paramesh Gopi	23,979,252	142,725	0	400,625
Beatriz V. Infante	19,162,358	56,361	0	400,625
Nicholas Konidaris	4,804,081	99,177	0	400,625
Dennis R. Raney	23,914,494	207,483	0	400,625
Henri Richard	23,923,485	198,492	0	400,625
Rick Timmins	4,757,960	145,298	0	400,625

2.	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the vote of 24,254,986 shares for; 254,454 shares against; 13,162 shares abstained; and 0 broker non-votes.

3.	A proposal to approve an advisory resolution to approve executive compensation was not approved by the vote of 13,315,499 shares for; 10,768,284 shares against; 38,194 shares abstained; and 400,625 broker non-votes.

The proposals above are described in detail in the Company’s definitive proxy statement filed with the SEC on June 9, 2016 for the Annual Meeting held on July 19, 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to the Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 21, 2016

ULTRATECH, INC.

By:	/s/ Bruce R. Wright
Bruce R. Wright
Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description

3.1	Amendment to the Amended and Restated Bylaws.